EXHIBIT 10.1

Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

DOE MODEL CRADA

STEVENSON-WYDLER (15 USC 3710)

U.S.C. 3710a) COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT (hereinafter “CRADA”) No. ****

BY AND AMONG

UCHICAGO ARGONNE, LLC

As Operator of Argonne National Laboratory

under its U.S. Department of Energy

Contract No. DE-AC02-06CH11357

ALLIANCE FOR SUSTAINABLE ENERGY, LLC

As Operator of National Renewable Energy Laboratory (NREL)

under its U.S. Department of Energy

Contract No. DE-AC36-08GO28308 (hereinafter “Contractors”),

AND

SolarWindow Technologies, Inc.

10632 Little Patuxent Parkway, Suite 406

Columbia, MD 21044

(hereinafter “Participant”)

all being hereinafter jointly referred to as the “Parties.”

ARTICLE I: DEFINITIONS

A. “Background Intellectual Property” means the Intellectual Property identified by the Parties in Annex B, Background Intellectual Property, which was in existence prior to or is first produced outside of this CRADA, except that in the case of inventions in those identified items, the inventions must have been conceived outside of this CRADA and not first actually reduced to practice under this CRADA to qualify as Background Intellectual Property.

B. “Contracting Officer” means the DOE employee administering the respective Contractor’s DOE contract.

C. “DOE” means the Department of Energy, an agency of the Federal Government.

D. “Generated Information” means information, including data, produced in the performance of this CRADA.

E. “Government” means the Federal Government of the United States of America and agencies thereof.

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

F. “Intellectual Property” means patents, trademarks, copyrights, mask works, Protected CRADA Information, and other forms of comparable property rights protected by Federal law and foreign counterparts, except trade secrets.

G. “Proprietary Information” means information, including data, which is developed at private expense outside of this CRADA, is marked as Proprietary Information, and embodies (i) trade secrets or (ii) commercial or financial information which is privileged or confidential under the Freedom of Information Act (5 U.S.C. 552 (b)(4)).

H. “Protected CRADA Information” means Generated Information which is marked as being Protected CRADA Information by a Party to this CRADA and which would have been Proprietary Information had it been obtained from a non-Federal entity.

I. “Subject Invention” means any invention of the Contractors or Participant conceived or first actually reduced to practice in the performance of work under this CRADA.

ARTICLE II: STATEMENT OF WORK, TERM, FUNDING AND COSTS

A. The Statement of Work is attached as Annex A.

B. Notices: The names, postal addresses, telephone and email addresses for the Parties are provided in the Statement of Work. Any communications required by this CRADA, if given by postage prepaid first class U.S. Mail or other verifiable means addressed to the Party to receive the communication, shall be deemed made as of the day of receipt of such communication by the addressee, or on the date given if by email. Address changes shall be made by written notice and shall be effective thereafter. All such communications, to be considered effective, shall include the number of this CRADA.

C. The effective date of this CRADA shall be the latter date of (1) the date on which it is signed by the last of the Parties or (2) the date on which it is approved by DOE. The work to be performed under this CRADA shall be completed within **** months from the effective date.

D. The Participant’s estimated contribution is $****, of which $**** is fund-in to the

Laboratory. The Government’s estimated contribution, which is provided through the

ANL’s contract with DOE, is $****, subject to available funding. The Government’s estimated contribution, which is provided through NREL’s contract with DOE, is $****, subject to available funding.

ARTICLE III: PERSONAL PROPERTY

All tangible personal property produced or acquired under this CRADA shall be owned by the Party paying for it.. Personal property shall be disposed of as directed by the owner at the owner’s expense. All jointly funded property shall be owned by the Government. The Participant shall maintain records of receipts, expenditures, and the disposition of all Government property in its custody related to the CRADA.

ARTICLE IV: DISCLAIMER

THE GOVERNMENT, THE PARTICIPANT, AND THE CONTRACTORS MAKE NO EXPRESS OR IMPLIED WARRANTY AS TO THE CONDITIONS OF THE RESEARCH OR ANY INTELLECTUAL PROPERTY, GENERATED INFORMATION, OR PRODUCT MADE OR DEVELOPED UNDER THIS CRADA, OR THE OWNERSHIP, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE RESEARCH OR RESULTING PRODUCT. NEITHER THE GOVERNMENT, THE PARTICIPANT, NOR THE CONTRACTORS SHALL BE LIABLE FOR SPECIAL, CONSEQUENTIAL, OR INCIDENTAL DAMAGES ATTRIBUTED TO SUCH RESEARCH OR RESULTING PRODUCT, INTELLECTUAL PROPERTY, GENERATED INFORMATION, OR PRODUCT MADE OR DEVELOPED UNDER THIS CRADA.

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE V: PRODUCT LIABILITY

Except for any liability resulting from any negligent acts, willful misconduct or omissions of the Contractors and the Government, the Participant indemnifies the Government and the Contractors for all damages, costs, and expenses, including attorney’s fees, arising from personal injury or property damage occurring as a result of the making, using, or selling of a product, process, or service by or on behalf of the Participant, its assignees, or licensees, which was derived from the work performed under this CRADA. In respect to this article, neither the Government nor the Contractors shall be considered assignees or licensees of the Participant, as a result of reserved Government and Contractors rights. The indemnity set forth in this paragraph shall apply only if the Participant shall have been informed as soon and as completely as practical by the Contractors and/or the Government of the action alleging such claim and shall have been given an opportunity, to the maximum extent afforded by applicable laws, rules, or regulations, to participate in and control its defense, and the Contractors and/or the Government shall have provided all reasonably available information and reasonable assistance requested by the Participant. No settlement for which the Participant would be responsible shall be made without the Participant’s consent unless required by final decree of a court of competent jurisdiction.

ARTICLE VI: RIGHTS IN SUBJECT INVENTIONS

Wherein DOE has granted the Participant and the Contractors the right to elect to retain title to their respective Subject Inventions, and wherein the Participant has the option to choose an exclusive license, for reasonable compensation, for a pre-negotiated field of use to the Contractors’ Subject Inventions,

A. Each Party shall have the first option to elect to retain title to any of its Subject Inventions and that election shall be made: (1) for the Participant, within 12 months of disclosure of the Subject Invention to DOE or (2) for the Contractors, within the time period specified in its respective prime contract for electing to retain title to Subject Inventions. However, such election shall occur not later than 60 days prior to the time when any statutory bar might foreclose filing of a U.S. Patent application. The electing Party has one year to file a patent application after such election unless any statutory bar exists. If a Party elects not to retain title to any of its Subject Inventions or fails to timely file a patent application, each of the other Parties shall have the second option to elect to obtain title to such Subject Invention within one year of notification and file a patent application within one year after such election, or no less than 30 days prior to a statutory bar, if any.

B. The Parties agree to assign to DOE, as requested by DOE, the entire right, title and interest in any country to each Subject Invention where the Parties (1) do not elect pursuant to this article to retain/obtain such rights, or (2) elect to retain/obtain title to a Subject Invention but fail to have a patent application filed in that country on the Subject Invention or decide not to continue prosecution or not to pay any maintenance fees covering the Subject Invention. If DOE is granted a patent on Participant’s Subject Invention, the Participant may request a non-exclusive license and DOE will determine whether to grant such license pursuant to statutory authority.

C. The Parties acknowledge that the Government retains a nonexclusive, nontransferable, irrevocable, paid-up license to practice or to have practiced for or on behalf of the United States every Subject Invention under this CRADA throughout the world. The Parties agree to execute a Confirmatory License to affirm the Government’s retained license.

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

D. The Parties agree to disclose to each other each Subject Invention which may be patentable or otherwise protectable under U.S. patent law. The Parties agree that the Contractors and the Participant will disclose their respective Subject Inventions to DOE and each other within two (2) months after the inventor first discloses the Subject Invention in writing to the person(s) responsible for patent matters of the disclosing Party.

These disclosures should be in sufficiently complete technical detail to convey a clear understanding, to the extent known at the time of the disclosure, of the nature, purpose, and operation of the Subject Invention. The disclosure shall also identify any known actual or potential statutory bars, e.g., printed publications describing the Subject Invention or the public use or “on sale” of the Subject Invention. The Parties further agree to disclose to each other any subsequently known actual or potential statutory bar that occurs for a Subject Invention disclosed but for which a patent application has not been filed. All Subject Invention disclosures shall be marked as confidential under 35 U.S.C. 205.

E. The Parties agree to include within the beginning of the specification of any U.S. patent applications and any patent issuing thereon (including non-U.S. patents) covering a Subject Invention, the following statement: “This invention was made under a CRADA between Solar Window Technologies, Argonne National Laboratory and the National Renewable Energy Laboratory. The latter two Parties are laboratories operated for the United States Department of Energy. The Government has certain rights in this invention.”

F. The Parties acknowledge that DOE has certain march-in rights to any Subject Inventions in accordance with 48 CFR 27.304-1(g) and 15 U.S.C. 3710a(b)(1)(B) and (C).

G. The Participant agrees to submit, for a period of **** (****) years from the date of termination or completion of this CRADA and upon request of DOE, a nonproprietary report no more frequently than annually on efforts to utilize any Intellectual Property arising under the CRADA including information regarding compliance with U.S. Competitiveness provision of this CRADA.

H. The Participant has the option for **** (****) months after a Contractor’s Subject Invention is disclosed to the Participant to choose an exclusive license in Contractors’ Subject Inventions in the field of use of **** Organic Photovoltaics.

ARTICLE VII: RIGHTS IN DATA

A. The Parties agree that they shall have no obligations of nondisclosure or limitations on their use of, and the Government shall have unlimited rights in, all Generated Information produced and information provided by the Parties under this CRADA, except for restrictions on data provided for in this Article or data disclosed in a Subject Invention disclosure being considered for Patent protection.

B. PROPRIETARY INFORMATION: Each Party agrees to not disclose Proprietary Information provided by either of the other Parties to anyone other than the CRADA Participant, Contractors and its subcontractors (if any) performing work under this CRADA without written approval of the providing Party, except to Government employees who are subject to the statutory provisions against disclosure of confidential information set forth in the Trade Secrets Act (18 U.S.C. 1905). Government employees shall not be required to sign non-disclosure agreements due to the provisions of the above-cited statute.

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

If Proprietary Information is orally disclosed to a Party, it shall be identified as such, orally, at the time of disclosure and confirmed in a written summary thereof, appropriately marked by the disclosing Party, within 30 days as being Proprietary Information. All Proprietary Information shall be protected for a period of **** (****) years from the effective date of this CRADA, unless such Proprietary Information becomes publicly known without the fault of the recipient, shall come into recipient’s possession without breach by the recipient of any of the obligations set forth herein, can be demonstrated by the recipient by written record that it is known prior to receipt from disclosing party, is disclosed by operation of law, or is independently developed by recipient’s employees who did not have access to such Proprietary Information.

C. PROTECTED CRADA INFORMATION: Except where a Participant’s Federal funding agreement prohibits such protection, each Party may designate and mark as Protected CRADA Information any Generated Information produced by its employees, which meets the definition in Article I and, with the agreement of each of the other Parties, so designate any Generated Information produced by the other Parties’ employees which meets the definition in Article I. All such designated Protected CRADA Information shall be appropriately marked.

For a period of **** years from the date Protected CRADA Information is produced, the Parties agree not to further disclose such information and to use the same degree of care and discretion, but no less than reasonable care and discretion, to avoid disclosure, publication or dissemination of such information to a third party, as the Party employs for similar protection of its own information which it does not desire to disclose, publish, or disseminate except:

(1) as necessary to perform this CRADA;

(2) as published in a patent application or an issued patent before the protection period expires;

(3) as provided in Article X [REPORTS AND PUBLICATIONS];

(4) as requested by the DOE Contracting Officer to be provided to other DOE facilities for use only at those DOE facilities solely for Government use only with the same protection in place and marked accordingly.

(5) when a specific maximum time period for delaying the public release of data is authorized in the terms of a Government funding agreement used to fund this CRADA and that maximum period is shorter than the time period set forth in this Article for protecting Protected CRADA Information;

(6) to existing or potential licensees, affiliates, customers, or suppliers of the Parties in support of commercialization of the technology with the same protection in place. Disclosure of the Participant’s Protected CRADA Information under this subparagraph shall only be done with the Participant’s consent; or

(7) as mutually agreed to by the Parties in advance.

The obligations of this paragraph shall end sooner for any Protected CRADA Information which shall become publicly known without fault of any of the other Parties, shall come into a Party’s possession without breach by that Party of the obligations of paragraph above, or shall be independently developed by a Party’s employees who did not have access to the Protected CRADA Information. Federal Government employees who are subject to 18 USC 1905 may have access to Protected CRADA Information and shall not be required to sign non-disclosure agreements due to the provisions of the statute.

D. COPYRIGHT: The Parties may assert Copyright in any of their Generated Information. Assertion of Copyright generally means to enforce or give an indication of an intent or right to enforce such as by marking or securing Federal registration. Copyrights in co-authored works by employees of the Parties shall be held jointly, and use by any Party shall be without accounting.

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

For all Generated Information, the Government has for itself and others acting on its behalf, a royalty-free, nontransferable, nonexclusive, irrevocable worldwide copyright license to reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, by or on behalf of the Government, in all copyrightable works produced in the performance of this CRADA, subject to the restrictions this Article places on publication of Proprietary Information and Protected CRADA Information.

The Parties agree that no computer software will be created under this CRADA. If the scope of work changes to create computer software, then the CRADA will be amended accordingly.

The Parties agree to place Copyright and other notices, as appropriate for the protection of Copyright, in human-readable form onto all physical media, and in digitally encoded form in the header of machine-readable information recorded on such media such that the notice will appear in human-readable form when the digital data are off loaded or the data are accessed for display or printout.

ARTICLE VIII: U.S. COMPETITIVENESS

The Parties agree that a purpose of this CRADA is to provide substantial benefit to the **** economy.

A. In exchange for the benefits received under this CRADA, the Participant therefore agrees to the following:

1. Products embodying Intellectual Property developed under this CRADA shall be substantially manufactured in the ****, and

2. Processes, services, and improvements thereof which are covered by Intellectual Property developed under this CRADA shall be incorporated into the Participant’s manufacturing facilities in the **** either prior to or simultaneously with implementation outside the ****. Such processes, services, and improvements, when implemented ****, shall not result in reduction of the use of the same processes, services, or improvements ****.

B. The Contractors agrees to a U.S. Industrial Competitiveness clause in accordance with its prime contract with respect to any licensing and assignments of its Intellectual Property arising from this CRADA, except that any licensing or assignment of its intellectual property rights to the Participant shall be in accordance with the terms of paragraph A of this Article.

ARTICLE IX: EXPORT CONTROL

THE PARTIES UNDERSTAND THAT MATERIALS AND INFORMATION RESULTING FROM THE PERFORMANCE OF THIS CRADA MAY BE SUBJECT TO EXPORT CONTROL LAWS AND THAT EACH PARTY IS RESPONSIBLE FOR ITS OWN COMPLIANCE WITH SUCH LAWS. EXPORT LICENSES OR OTHER AUTHORIZATIONS FROM THE U.S. GOVERNMENT MAY BE REQUIRED FOR THE EXPORT OF GOODS, TECHNICAL DATA OR SERVICES UNDER THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT EXPORT CONTROL REQUIREMENTS MAY CHANGE AND THAT THE EXPORT OF GOODS, TECHNICAL DATA OR SERVICES FROM THE U.S. WITHOUT AN EXPORT LICENSE OR OTHER APPROPRIATE GOVERNMENTAL AUTHORIZATION MAY RESULT IN CRIMINAL LIABILITY.

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE X: REPORTS AND PUBLICATIONS

A. The Parties agree to produce the following deliverables to DOE Office of Scientific and Technical Information (OSTI):

(1) an initial abstract suitable for public release at the time the CRADA is executed;

(2) a final report, upon completion or termination of this CRADA, to include a list of Subject Inventions; and

(3) other scientific and technical information in any format or medium that is produced as a result of this CRADA that is useful to the Government or the public as specified by and upon request from DOE no later than two years from submission of the final report to OSTI.

The Parties acknowledge that the Contractors has the responsibility to timely provide the above information to OSTI. Furthermore, item (2) above should also be provided to the DOE field office.

B. The Parties agree to secure pre-publication review from each other wherein each of the non- publishing Parties shall provide within 30 days any written objections to be considered by the publishing Party.

C. The Parties agree that neither will use the name of either of the other Parties or its employees in any promotional activity, such as advertisements, with reference to any product or service resulting from this CRADA, without prior written approval of the respective Party.

ARTICLE XI: FORCE MAJEURE

No failure or omission by the Contractors or the Participant in the performance of any obligation under this CRADA shall be deemed a breach of this CRADA or create any liability if the same shall arise from any cause or causes beyond the control of the Contractors or the Participant, including but not limited to the following, which, for the purpose of this CRADA, shall be regarded as beyond the control of the Party in question: Acts of God, acts or omissions of any government or agency thereof, compliance with requirements, rules, regulations, or orders of any governmental authority or any office, department, agency, or instrumentality thereof, fire, storm, flood, earthquake, accident, acts of the public enemy, war, rebellion, insurrection, riot, sabotage, invasion, quarantine, restriction, transportation embargoes, or failures or delays in transportation.

ARTICLE XII: DISPUTES

The Parties shall attempt to jointly resolve all disputes arising from this CRADA. In the event a dispute arises under this CRADA, the Participant is encouraged to contact Contractors’ Technology Partnerships Ombudsman in order to further resolve such dispute before pursuing third-party mediation or other remedies. If the Parties are unable to jointly resolve a dispute within 60 days, they agree to submit the dispute to a third-party mediation process that is mutually agreed upon by the Parties. To the extent that there is no applicable U.S. Federal law, this CRADA and performance thereunder shall be governed by the laws of the State of Colorado, without reference to that state’s conflict of laws provisions.

ARTICLE XIII: ENTIRE CRADA, MODIFICATIONS, ADMINISTRATION AND TERMINATION

A. This CRADA with its annexes contains the entire agreement between the Parties with respect to the subject matter hereof, and all prior representations or agreements relating hereto have been merged into this document and are thus superseded in totality by this CRADA.

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

B. Any agreement to materially change any terms or conditions of this CRADA or the annexes shall be valid only if the change is made in writing, executed by the Parties hereto, and approved by DOE.

C. The Contractors enters into this CRADA under the authority of its prime contract with

DOE. The Contractors is authorized to and will administer this CRADA in all respects unless otherwise specifically provided for herein. Administration of this CRADA may be transferred from the Contractors to DOE or its designee with notice of such transfer to the Participant, and the Contractors shall have no further responsibilities except for the confidentiality, use and/or nondisclosure obligations of this CRADA.

D. This CRADA may be terminated by any of the Parties upon 30 days written notice to each of the other Parties. If Article III provides for advance funding, this CRADA may also be terminated by the Contractors in the event of failure by the Participant to provide the necessary advance funding.

In the event of termination by any of the Parties, each Party shall be responsible for its share of the costs incurred through the effective date of termination, as well as its share of the costs incurred after the effective date of termination, and which are related to the termination.

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR CONTRACTOR: ANL

BY:	/s/ Marlene F. Nowotarski
NAME:	Marlene F. Nowotarski
TITLE:	Contract Administrator III
DATE:	3/13/2018

FOR CONTRACTOR: Alliance for Sustainable Energy, LLC

BY:	/s/ William T. Farris
NAME:	William T. Farris
TITLE:	Associate Laboratory Director, Innovation Partnering & Outreach
DATE:	11/1/2017

FOR PARTICIPANT: SolarWindow Technologies, Inc.

BY:	/s/ John A. Conklin
NAME:	John A. Conklin
TITLE:	President and CEO
DATE:	November 1, 2017

FOR Golden Field Office DOE:

BY:	/s/ Mary J. Solis
NAME:	Mary J. Solis
TITLE:	Contracting Officer
DATE:	11/16/2017

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

National Renewable Energy Laboratory

Cooperative Research and Development Agreement

Annex A - Joint Work Statement

CRADA # ****

Title: **** for High-Throughput **** of **** Organic Photovoltaic Modules

Abstract of CRADA work:

The purpose of this project is to demonstrate a ****, high-throughput **** (****) process for **** of ****, semitransparent organic photovoltaic (OPV) modules by developing **** (****). **** could allow a ****, **** source to perform **** width in a manner compatible with high process speeds. Such a process could have **** in terms of **** and ****, both ****, and ****, over **** or many-**** systems.

Participant Name and Address:

SolarWindow Technologies, Inc.

10632 Little Patuxent Parkway, Suite 406

Columbia, MD 21044

Participant Type

Foreign	☐

University	☐

Small Business	☒

Large Business	☐

State & Local	☐

Government

Not-for-Profit	☐

National Laboratory	☐

Schedule

The Period of Performance for this effort is **** years.

Purpose

The scope of the project is performing ****, **** utilizing a combination of Participant (SolarWindow Technologies, Inc.) and Contractor (Consortium) resources to develop and demonstrate **** to perform **** with the use of ****. We envision accomplishing this goal through a **** process, as outlined in this SoW.

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Each Stage has multiple Tasks and one or more Milestones. The first two Stages commence simultaneously, thereafter each Stage occurs sequentially. Assuming a Start Date of ****, the Period of Performance is anticipated to be ****.

Stage 1: This initial Stage of the project involves **** and integrating it with an **** line. This includes several Tasks, broken down as follows:

•	Select **** Line

•	Design ****

•	Select and Design **** (****)

•	Fabricate ****

•	**** and ****

The first task will be to formally select the **** Line to utilize for this project, presumably the ****, **** (****) **** Line. After that selection has been finalized, the next Tasks will be to design the ****, and select or design the appropriate **** (****) for the ****. The following Task is building the ****, including: ****, ****, ****, **** (****), and appropriate **** safety measures to satisfy Environmental Health & Safety (EH&S). Obtaining EH&S approval to turn the **** represents the first Stage 1 Milestone. The final Task is **** to ****. Successful demonstration of such **** represents the second Stage 1 Milestone.

Stage 1 Milestones:

1.	EH&S Approval/****

2.	****, ****

Stage 2: The second Stage of the project involves demonstrating the feasibility of the ****. Several Tasks are required to achieve this outcome:

•	Determine and Select ****

•	Upgrade **** for **** (if necessary)

•	Optimize ****

•	Optimize ****: ****, ****, & **** Steps

•	**** at Argonne National Laboratory (ANL) with **** (****) and/or ****

•	Tune ****: ****, ****, & **** Steps

•	Perform **** at ****

•	**** at ANL

•	**** for ****

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

After finalizing the choice of **** (****, ****, ****, or ****), the second Task is to optimize the **** of the **** on the ****, to provide a **** of material for subsequent ****. For the purposes of this document, **** refers to ****, **** for one of more of the following at the sole discretion of the Participant: ****, ****, and ****. Due to the critical nature of this task, **** for the first Stage 2 Milestone. Next, the **** processes (****, ****, & ****) must be **** and ****, including **** with **** (****) and/or **** (****) and **** (****) at Contractor B (ANL) and preparation of **** (****) to verify ****, to provide a control for the **** development. This represents the second Stage 2 Milestone, which is a critical step. Thereafter, the **** of the **** must be **** the **** for each of the **** processes (****, ****, & ****). Finally, **** can be attempted for each process (****, ****, & ****) at **** (****), and the **** (including **** at Contractor B) for comparison to the ****. Processing parameters (****, **** and ****, ****, etc.) can then be **** as necessary **** and **** ****. Successful demonstration of **** with **** represents the final Stage 2 Milestone, a SMART Milestone. This also represents the first ‘Go-No Go’ decision point; a successful demonstration of ****, **** at this stage represents an unqualified ‘Go’, while complete **** would be considered a ‘No-Go’ and termination of the project. Results somewhere in between would be considered on a case-by-case basis.

Stage 2 Milestones:

1.	Optimized ****

2.	Optimized **** ****, ****, & ****

3.	Demonstration of ****, ****

a.	SMART Milestone and Go/No-Go Decision Point

Stage 3: The third Stage of the project involves demonstrating the **** samples as compared to **** samples. The **** developed in Stage 2 will be used for the following Tasks:

•	Prepare All **** MM

•	Prepare MM with ****

•	Compare MM ****

First, MM will be prepared entirely with **** of the ****, to serve as controls. Next, MM will be prepared with **** (at ****) for just one of the ****, ****, or ****, ****, and the rest of the **** being performed with a ****. Finally, the MM would be **** (including at Contractor B), with the **** being compared. The sole Stage 3 Milestone is the critical demonstration of **** (****) between the **** MM and the controls.

Stage 3 Milestone:

•	Demonstration of Comparable MM ****: **** vs. ****

Stage 4: The fourth Stage of the project involves demonstration of **** (****, ****, & **** Steps) samples through 3 Tasks:

•	Prepare New ****

•	Perform ****: ****, ****, & **** Steps

•	Prepare, Test, and **** MM Samples

New **** optimized **** will be prepared, using **** for all stages (****, **** & ****) of ****. Sample MM would be completed from various regions of this ****, and then tested and **** (including at Contractor B) to verify **** and identify any problems areas. The critical Stage 4 Milestone, a SMART Milestone, is demonstration of all **** MM with comparable **** to previously demonstrated controls.

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Stage 4 Milestone:

•	Demonstration of Comparable MM ****: All **** vs. **** Controls

Stage 5: The fifth and final Stage of the project involves **** process **** to demonstrate suitability of the **** process for true **** manufacturing through 3 Tasks:

•	Increase ****

•	Analyze **** ****, **** and ****

•	Compare MM **** as Function of ****

*****, *****, and **** ****, ****, and **** will be inspected (including **** at Contractor B) as the **** is **** towards **** (ultimately limited by ****). Sample MM will be prepared from **** at ****, and **** compared as a ****. Data from Stage 5 Tasks will be analyzed to provide important guidance on the **** of the **** to truly **** (****). This serves as the sole Stage 5 Milestone, and the second and final ‘Go-No Go’ decision point; with successful demonstration of **** in MM **** with **** considered an unqualified ‘Go’ to **** demonstration of the ****. A **** in MM **** as a function of **** would indicate a ‘No-Go’ to **** demonstration, while a **** would be considered a qualified ‘Go.”

Stage 5 Milestone:

•	Demonstration of MM **** as a Function of ****

Deliverables

Deliverables for this project primarily consist of Quarterly (Q), Annual (A), and Final (F) Reports. Assuming a start date of ****, the anticipated Reporting Dates are: **** (Q), **** (Q), **** (Q), **** (Q, A), **** (Q), **** (Q), **** (Q), and **** (Q, A, F). Reports will be submitted via email by the 30th day of the indicated ****.

Additionally, Demonstration Deliverables will be provided, consisting of:

•	Demonstration of **** (****),

•	Demonstration of **** MM (****),

•	Demonstration of **** MM (****), and

•	Demonstration of MM **** as a Function of **** (****).

These Deliverables will consist of multimedia presentations (photos, videos, and supporting data) sufficient to demonstrate the functional nature of the ****, and the MM prepared therefrom. Due to the proprietary nature of the MM being prepared, Deliverables will NOT include submission of working MM(s).

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Expected Outcomes

The expected outcomes of this project are two-fold:

•	First, the demonstration of **** as a viable strategy for **** of **** devices; and

•	Second, the development of such a process to enable **** of Participant’s electricity-generating coatings.

Table 1: Project Schedule, Including: Stages, Tasks, Milestones and Reporting

Stage	Task	Milestone	Lead Party	Timing*	Reporting
1	Select Consortium ****	none	SWT	****
1	Design ****	none	SWT	****
1	Select/Design ****	none	SWT	****
1	Fabricate ****	EH&S Approval/****	NREL	****	Quarter-****
1	Laser Beam Alignment and Tuning	****, ****	NREL	****	Quarter-****
2	Finalize ****	none	SWT	****
2	**** Line for ****	none	NREL	****
2	Optimize ****	****	NREL	****	Quarter-****
2	Optimize ****: ****, ****, & ****	**** ****,****, ****	NREL	****
2	**** with **** and/or ****	none	ANL	****
2	****	none	NREL	****	Quarter-****
2	Perform (****) ****	none	NREL	****	Quarter-****
2	****	none	ANL	****
2	**** Process for ****	****, ****	NREL	****	Quarter-****
GNG	Uniform Web Width Scribing?	Go-No Go	SWT	****	Annual-****
3	Prepare All **** MM	none	NREL	****
3	Prepare **** MM	none	NREL	****
3	Compare MM **** and ****	**** MM ****	NREL, ANL	****	Quarter-****
4	Prepare ****	none	NREL	****
4	Perform ****: ****, ****, ****	none	NREL	****	Quarter-****
4	Prepare, ****, and **** MM Samples	**** MM ****	NREL, ANL	****
5	****	none	NREL	****	Quarter-****
5	Analyze ****, **** & ****	none	NREL, ANL	****	Quarter-****
5	MM **** as Function of ****	**** vs. ****	SWT	****	Annual-****
GNG	Performance ****	Go-No Go - to ****	SWT	****	Final

•SMART Milestone                                                          *Assuming Start Date: ****

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Funding Table

Estimated Costs	NREL Shared Resources	Participant Shared Resources	ANL Shared Resources	Totals
Year 1	$ ****	$ ****	$ ****	$ ****
Year 2	$ ****	$ ****	$ ****	$ ****
Total	$ ****	$ ****	$ ****	$ ****
Fed Admin Charge on Funds-in: N/A

DOE Mission Area to benefit from this CRADA:

Energy	☒

Environmental Quality	☐

Science	☐

National Security	☐

Other, name:	☐

CRADA benefit to DOE, Participant, and US Taxpayer:

☒ Assists laboratory in achieving programmatic scope,___adds new capability to the laboratory’s core competencies, ☒ enhances the laboratory’s core competencies, ☒ uses the laboratory’s core competencies, and/or ____ enhances U.S. competitiveness by utilizing DOE developed intellectual property and/or capabilities.

DOE Program Manager: Mark Johnson

The Proposed CRADA will be based upon ☒ DOE Model CRADA, ☐ Short Form CRADA, ☐ Multilab CRADA, ☐ other (identify)

Notices

Any communications required by this CRADA, if given by postage prepaid first class U.S. Mail or other verifiable means addressed to the Party to receive the communication, shall be deemed made as of the day of receipt of such communication by the addressee, or on the date given if by verified facsimile. Address changes shall be made by written notice and shall be effective thereafter. All such communications, to be considered effective, shall include the number of this CRADA.

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

The addresses, telephone numbers, email and facsimile numbers for the Parties are as follows:

FORMAL NOTICES AND COMMUNICATIONS, COPIES OF REPORTS

Participant:

Scott Hammond

SolarWindow Technologies, Inc.

10632 Little Patuxent Parkway, Suite 406

Columbia, MD 21044

scott@solarwindow.com

Contractor:

Lauren Klun

Technology Transfer Office

National Renewable Energy Laboratory,

15013 Denver West Parkway

Golden, CO 80401-3393

Tel: 303-275-4410

Fax: (303) 275-3040

PROJECT MANAGERS, REPORTS, COPIES OF FORMAL NOTICES AND COMMUNICATIONS:

Participant:

Scott Hammond

SolarWindow Technologies, Inc.

10632 Little Patuxent Parkway, Suite 406

Columbia, MD 21044

scott@solarwindow.com

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****.  A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Contractor:

Maikel van Hest

National Renewable Energy Laboratory,

15013 Denver West Parkway

Golden, CO 80401-3393

Maikel.van.Hest@nrel.gov

Special Considerations

Background Intellectual Property (e.g., inventions or copyrightable software, etc.)?:

No ☐ Yes ☒ If yes, list: See App B.

Is Participant interested in licensing Background Intellectual Property:

No ☒ Yes ☐

If yes, please identify any known impediments for such licensing:

(i.e., BIP still in ROI stage, or already exclusively licensed, or has broader applications than scope of CRADA, or in contention right now with another partner. If none, write “NONE.”).

Are human or animal subjects to be used as part of this CRADA?

No ☒ Yes ☐

(If yes, before the CRADA can be executed, approvals must be obtained from the Institutional Review Board or the Animal Care and Use Committee.)

Have all necessary ES&H and quality (NEPA) reviews been completed?

Yes ☒ No ☐ (if not, explain)

The laboratory is responsible for obtaining Conflict of Interest (COI) Certificates and will maintain in the file the completed COI Certificates for each employee with a substantial role in this CRADA.

Are there any organizational or personal conflicts of interest associated with this CRADA?

No ☒ Yes ☐ (explain)

Will export controlled information be used or produced?

No ☒ Yes ☐ (if yes, identify)

How was Fairness of Opportunity determined?

☐ Participant approached laboratory

☒ Participant responded to FBO (Federal Business Opportunity)

☐ Participant was contacted by laboratory after or during broad public announcement

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(Supporting documentation is to be maintained in CRADA file.)

For 100% funds-in CRADAs, the Participant has been notified of other types of technology transfer agreements, such as Work for Others.

☐ Yes     ☐ No      ☒ N/A

Did the Participant require any substantive changes to the laboratory/field-approved DOE Model CRADA or any changes to double-underlined language?

No ☒ Yes ☐ Not known at this time ☐

If yes, attach copies of the proposed modified articles. If substantively altered, attach Participant’s US Competitiveness justification.

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex B

BACKGROUND INTELLECTUAL PROPERTY

Patents, Patent Applications, and Record of Inventions

Agreement No.: ****

Title: **** for High-Throughput **** of **** Organic Photovoltaic Modules

The Contractor (National Renewable Energy Laboratory) and the Participant SolarWindow Technologies Inc. have identified and agreed that the following Background Intellectual Property may be used in the performance of work under this CRADA and may be needed to practice the results of this CRADA.

National Renewable Energy Laboratory (NREL):

[****] U.S. Patent No. ****, Photovoltaic ****

[****] U.S. Patent Serial No. ****, **** for **** Layers

[****] PCT Application Serial No. ****, **** and **** for Organic Semiconductor Devices with **** Layers

[****] U.S. Patent Application Serial No. **** Application Serial No. ****, Organic Semiconductor Photovoltaic Devices and **** with ****

In accordance with 35 U.S.C. § 205, the technology and information contained in, or covered by, any above listed unpublished NREL patent applications, Innovation Reports and ROIs comprise NREL Protected Information. NREL Protected Information means information generated by the Contractor under its DOE Contract, which is marked as NREL Protected Information and defined in 15 U.S.C. § 3710a(c)(7)(B) to be “a trade secret or would comprise commercial or financial information that is privileged or confidential if it were obtained from a non-Federal party”.

NREL Protected Information may also include, by way of example and not limitation, technical data, computer software, drawings, photographs, process information, samples, equipment, specifications, microorganisms and the like.

The Participant agrees to maintain NREL Protected Information as confidential and to use NREL Protected Information only at the Participant’s organization in connection with the performance of the Joint Work Statement.

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Confidential Treatment Request-Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****. A CONFIDENTIAL TREATMENT REQUEST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Upon termination of this Agreement, the Participant agrees to promptly discontinue its use of the above listed NREL Protected Information, and will, at the Contractor’s request, return or destroy all remaining NREL Protected Information. In the event the Contractor terminates this Agreement pursuant to Article XIII of the CRADA herein, the Participant’s right to NREL Protected Information listed in this Appendix B will automatically terminate.

PARTICIPANT:

Patent Application Number, Description

U.S. Patent Serial No. ****, **** for Producing **** Layers

PCT Application Serial No. ****, **** and **** for Organic Semiconductor Devices with **** Layers

U.S. Patent Application Serial No. **** Application Serial No. ****, Organic Semiconductor Photovoltaic Devices and **** with ****

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